Exhibit 99.2

Effect of the Merger on drugstore.com Employee Equity Holdings

drugstore.com, or DSCM, has historically granted to its employees four types of equity awards: (1) stock options; (2) stock appreciation rights, or SARs; (3) restricted stock awards, or RSAs; and (4) restricted stock units, or RSUs. The following describes what each of these is and how each will be treated if the merger with Walgreens, or WAG, closes as anticipated in the merger agreement signed by drugstore.com and Walgreens on March 23, 2011, under which Walgreens has agreed to pay merger consideration of $3.80 per share. You may read more about the drugstore.com equity plans and the equity awards made under those plans in the 1998 Stock Plan Summary and Prospectus and the 2008 Equity Incentive Plan Prospectus, both of which are available on heartbeat. Your equity account is administered on a day-to-day basis by eTrade. Please see the heartbeat handout for account access and contact information.

1.	Stock Options

A stock option is a right to buy a certain number of shares of company stock at a predetermined price, called the “exercise price.” drugstore.com stock options usually vest over time, generally over a four-year period. When the employee exercises the option, the company then sells the employee the stock at the exercise price. At that point, the employee may either sell the purchased stock (when done simultaneously with the exercise, in a “cashless” exercise), or hold on to it in the hope of further price appreciation (in which case the employee would pay the exercise price for the stock through a method other than a “cashless exercise”).

What will happen in connection with the acquisition?

•

Outstanding vested options with an exercise price less than $3.80 (often called “in-the-money” options) will be cancelled and cashed out. This means that when the merger closes, Walgreens will pay the employee the difference between $3.80 and the exercise price for each share subject to the option in cash.

Example:

Employee has an outstanding vested option to purchase 100 shares; exercise price = $2.00

Cash value per share = $3.80 - $2.00 = $1.80

Employee receives $1.80 × 100 = $180 cash, less any applicable tax withholdings

•

Outstanding vested options with an exercise price equal to or greater than $3.80 (often called “under water” or “out-of-the-money” options) will be converted into Walgreens options with similar terms and a comparable value, as shown in the below example. In establishing the comparable value, the number of shares subject to the Walgreens options will be rounded down to the nearest full share unless tax rules require otherwise; for purposes of the example only, we show downward rounding. The exercise price of the Walgreens options will be rounded up to the nearest cent.

Example:

Assume for purposes of the example that Walgreens has a 10-trading day average closing price of $40.00 per share

Employee has an outstanding vested option to purchase 100 shares; exercise price = $5.00

Employee receives new vested Walgreens stock option:

	No. of WAG shares:
	=	No. of	×	($3.80)
		DSCM Shares		10-trading day average WAG closing price
				(assume $40.00)

		100 shares	×	0.095
	=		9 shares

	WAG Exercise Price:
	=	DSCM Exercise Price	÷	($3.80)
				10-trading day average WAG closing price (assume $40.00)

		$5.00	÷	0.095
	=		$52.64
	Employee receives new vested WAG option to purchase 9 shares; exercise price $52.64.

•

Outstanding unvested options will be converted into Walgreens options with similar terms (including the remaining vesting schedule) and a comparable value, determined as set forth above, using the same calculation assumptions except exercise price.

Example:

Assume for purposes of the example that Walgreens has a 10-trading day average closing price of $40.00 per share

Employee has 100 options exercise price = $2.00

Employee receives new unvested WAG stock option:

	No. of WAG shares:
		100 shares	×	0.095
	=		9 shares

	WAG Exercise Price:
		$2.00	÷	0.095
	=		$21.06
	Employee receives new unvested WAG option to purchase 9 shares; exercise price $21.06.

2.	Stock Appreciation Rights (SARs):

A SAR is a right to any increase in the price (or “appreciation”) of company stock over a specific period. Similar to stock options, SARs are granted at a set exercise price and generally vest over time. Once a SAR vests, the employee can exercise it at any time prior to expiration. If exercised, the employee receives the amount of the increase in the stock price over the original exercise price. To date, all outstanding drugstore.com SARs are stock-settled, so prior to the merger, if an employee exercised his SAR, he would receive shares of company stock with a value (on the exercise date) equal to the amount of appreciation. Unlike a stock option, an employee does not pay an out of pocket exercise price and does not have a right to the underlying shares, only the shares representing the appreciation amount.

Example:	Vested SAR for 100 shares; exercise price of $2.80; current stock price is $3.80. Employee would receive:

	100 × ($3.80 - $2.80)	=	$100 of stock	=	$100	=	26.32
					$3.80
	Employee would receive 26 shares of drugstore.com stock, which could then be held or sold during an open trading window.

What will happen in connection with the acquisition?

•

Outstanding vested SARs with an exercise price less than $3.80 will be cancelled and cashed out. This means that when the merger closes, Walgreens will pay the difference between $3.80 and the exercise price in cash.

Example:	Employee has SAR for 100 shares; exercise price = $2.00 Cash value per share = $3.80 - $2.00 = $1.80 Employee receives $1.80 × 100 = $180 cash, less any applicable tax withholdings

•

Outstanding vested SARs with an exercise price equal to or greater than $3.80 (often called “under water” or “out-of-the-money” SARs) will be converted into vested Walgreens SARs with similar terms and a comparable value, determined as set forth above under Stock Options, including with respect to rounding of the number of shares and exercise price (as above, for purposes of the example, the number of shares is shown as rounded down, but the actual adjustment to your number of shares may be rounded up if required to comply with tax rules).

Example:

Assume for purposes of the example that Walgreens has a 10-trading day average closing price of $40.00 per share

Employee has an outstanding vested SAR for 100 shares; exercise price = $5.00

Employee receives new vested WAG stock-settled SAR:

	No. of WAG shares:	100 shares	×	($3.80)
				10-trading day average WAG closing price
				(assume $40.00)

	=		9 shares

	WAG Exercise Price:	$5.00	÷	($3.80)
				10-trading day average WAG closing price (assume $40.00)

	=		$52.64
	Employee receives new vested WAG stock-settled SAR for 9 shares; exercise price $52.64.

•

Outstanding unvested SARs will be converted into unvested Walgreens SARs with similar terms (including the remaining vesting schedule) and a comparable value, determined as set forth above under Stock Options.

Example:

Assume for purposes of the example that Walgreens has a 10-trading day average closing price of $40.00 per share

Employee has an unvested SAR for 100 shares; exercise price = $2.00

Employee receives new unvested WAG stock-settled SAR:

	No. of WAG shares:
		100 shares	×	0.095
	=		9 shares

	WAG Exercise Price:
		$2.00	÷	0.095
	=		$21.06
	Employee receives new unvested WAG stock-settled SAR for 9 shares; exercise price $21.06.

3.	Restricted Stock Awards (RSAs):

A RSA is a grant of company stock in which the employee’s rights in the stock are restricted until the shares vest and the company has a repurchase right to the unvested shares. The company issues the shares when it grants the RSA, and the employee immediately has the right to vote the shares. Once the vesting requirements are met, an employee owns the shares outright and may treat them as she would any other share of stock in her account.

What will happen in connection with the acquisition?

•	Vested RSAs will be cashed out; Unvested RSAs will be accelerated and cashed out for $3.80 per share.

Example:	Employee has 100 vested RSAs and 200 unvested RSAs Employee receives 300 × $3.80 = $1,140 cash, less any applicable tax withholdings

4.	Restricted Stock Units (RSUs):

A RSU is a grant valued in terms of company stock, but company stock is not issued at the time of the grant and the employee does not have voting rights until the shares are issued. When RSUs vest, the employee receives the shares of company stock without restriction.

What will happen in connection with the acquisition?

•	Vested RSUs will be cancelled and cashed out.

Example:	Employee has 100 vested RSUs Employee receives 100 × $3.80 = $380, less any applicable tax withholdings

•	Unvested RSUs will be converted to unvested WAG RSUs with similar terms (including the remaining vesting schedule) and a comparable value, determined as follows (decreased to the nearest full share):

Example:	Assume for purposes of the example that Walgreens has a 10-trading day average closing price of $40.00 per share Employee has 200 unvested RSUs Employee receives unvested WAG RSUs:

	No. of WAG shares:
		No. of DSCM shares	×	($3.80)
				10-trading day average WAG closing price
				(assume $40.00)

		200 shares	×	0.095

	=		19 shares
	Employee receives 19 unvested WAG RSUs.

*    *    *    *    *

The company will withhold applicable income and employment taxes required by law, but employees are encouraged to consult their own tax advisors about the tax implications of these transactions based on their individual circumstances. Appropriate tax planning and compliance is ultimately the responsibility of each employee.

We will update employees as the closing date for the anticipated merger approaches. In the meantime, if you have any additional questions, please send them to [INSERT CONTACT INFO].

Additional Information about the Transaction

The information in this communication is not, and is not intended to be, a solicitation of proxies or an offer of securities. drugstore plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Walgreens, drugstore, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by drugstore through the web site maintained by the SEC at www.sec.gov and by contacting drugstore Investor Relations at (212) 331-8424. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on drugstore’s website at www.drugstore.com.

Participants in the Acquisition of drugstore

drugstore.com and its directors and officers and certain other other members of management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of drugstore’s stockholders in connection with the proposed transaction will be set forth in the Proxy Statement described above when it is filed with the SEC. Additional information regarding drugstore’s executive officers and directors is included in drugstore’s definitive proxy statement, which was filed with the SEC on April 30, 2010. You can obtain free copies of this document from drugstore using the contact information above.

Forward-Looking Statements

Information set forth in this communication contains forward-looking statements, which involve a number of risks and uncertainties. These statements include those regarding the closing of the transaction and the effects thereof. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to vary materially from those indicated, including: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of drugstore’s stockholders to approve the transaction; and other factors described in Walgreens Annual Report on Form 10-K for the year ended August 31, 2010, drugstore.com’s Annual Report on Form 10-K for the year ended January 2, 2011 and their respective subsequent SEC filings, which risks and uncertainties are incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except to the extent required by law, Walgreens and drugstore.com disclaim any obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, changes in assumptions, or otherwise.